UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2002

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California    95131

(Address of principal executive offices including zip code)

(408) 546-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Information contained in a script in connection with a conference call to be delivered by the officers of the Registrant on January 24, 2002 furnished pursuant to Item 9 of this Form 8-K.
Exhibit 99.2	Press Release dated January 24, 2002.

Item 9.  Regulation FD Disclosure.

On January 24, 2002, officers of JDS Uniphase Corporation, a Delaware corporation (the “Registrant”), will deliver a conference call that includes information contained in a script which is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference and a press release that is furnished as Exhibit 99.2 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development, General Counsel

Dated: January 24, 2002

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Information contained in a script in connection with a conference call to be delivered by the officers of the Registrant on January 24, 2002 furnished pursuant to Item 9 of this Form 8-K.
Exhibit 99.2	Press Release dated January 24, 2002.